                                                                    EXHIBIT 10.7

                           Investor Rights Agreement

     This Agreement (which may be referred to as the "Restated Investor Rights Agreement") is entered into as of September 1, 1994, by and among the Signatories identified on Exhibit A hereto, as such may be amended from time to pursuant to Section 7.2 hereof, each together with its related parties listed on Exhibit A (an "Investment Group"); and Navigation Technologies Corporation, a Delaware corporation (the "Company").

                                   RECITALS:

     WHEREAS, the Signatories and the Company are parties to that certain Amended and Restated Investor Rights Agreement dated as of September 30, 1991 (the "Prior Investor Rights Agreement") and are the record or beneficial holders of at least 66% of the Registrable Securities defined therein; and

     WHEREAS, the parties desire to terminate and replace the Prior Investor Rights Agreement as provided herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:


ARTICLE 1. TERMINATION OF PRIOR RIGHTS
           ---------------------------

           1.1  Termination of Prior Rights.  The Signatories and the Company
                ---------------------------
hereby agree that this Agreement restates and supersedes in its entirety the Prior Investor Rights Agreement and that, effective upon the date hereof, the Prior Investor Rights Agreement shall be terminated and shall have no further force or effect whatsoever. Except as each has notified the Company otherwise, each Investor (as defined in the Prior Investor Rights Agreement) who is a party hereto expressly waives its right to maintain its voting interest in the Company as set forth in Article 3 of the Prior Investor Rights Agreement to the full extent such right applies to the sale and issuance by the Company of its securities through the date hereof.

ARTICLE 2. DEFINITIONS
           -----------

           2.1 The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of the effectiveness of such registration statement.

           2.2 The term "Registrable Securities" means any not previously registered common stock outstanding and common stock issuable upon the exercise, conversion or exercise and subsequent conversion of outstanding preferred securities, options, warrants, debentures or any other convertible security.

           2.3 The term "Holder" means any Signatory whose Investment Group holds at least two percent of the Registrable Securities.

           2.4 The term "Initiating Holders" means any Holder or Holders whose Investment Group holds at least ten percent of the Registrable Securities.

           2.5 "Voting Securities" means any class of security entitled to vote generally for Directors of the Company, including common stock, whether now authorized or not, as well as any underlying voting security issuable upon exercise of any right, option or warrant to purchase directly or indirectly said voting securities or upon conversion of any securities convertible directly or indirectly into said voting securities.

           2.6 "Significant Holders" means Initiating Holders whose Investment Group holds at least 35% of the Registrable Securities.


ARTICLE 3. REGISTRATION
           ------------

           3.1  Requested Registration.
                ----------------------

                (a)  Request for Registration.  If the Company shall receive
                     ------------------------
from Initiating Holders at any time after six months after the Initial Public Offering, as defined in the Company's Bylaws, or if the Company shall receive from Significant Holders at any time, a written request (specifying that it is being made pursuant to this Section 3.1) that the Company effect a registration, qualification or compliance after April 30, 1995, with respect to at least ten percent of the Registrable Securities or to Registrable Securities held by members of their Investment Groups and having a proposed public offering price of at least $25,000,000:

                        (i) The Company will promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                        (ii) The Company will use its reasonable best efforts to effect, as soon as practicable (but not earlier than April 30, 1995), all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such Initiating Holders' request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request, or of their Investment Groups, as are specified in a written request received by the Company within thirty days after such written notice is given.

Subject to the other provisions of this Section 3.1, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within ninety days (180 days, if it is the Company's first public offering), after receipt of the request or requests of the Initiating Holders.

                (b)  Exceptions. Despite the provisions of Paragraph 3.1 (a):
                     ----------

                        (i) The Company shall not be obligated to effect a registration, qualification or compliance under this Section 3.1 during the period starting sixty days prior to the Company's estimated date of filing of, and ending six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to be filed and become effective.

                        (ii) If the Company shall furnish to such Initiating Holders a certificate signed by the President or the Chief Financial Officer of the Company stating that, in the good faith judgment of the majority of the Board of Directors of the Company ("Board") (not counting any designee of the Initiating Holders then sitting on the Board), it would be seriously detrimental to the Company or its shareholders for such registration statement to be filed in the near future, then the Company shall have an additional period of not more than six months within which to file such registration statement.

                        (iii) In the event the Company is eligible to use Forms S-2 or S-3 (or successor), the Company shall be entitled, at its option, to use such form.

                        (iv) The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

                                (A)   If the Company would be required to
register in more than ten jurisdictions as a dealer or to cause any officer or employee of the Company to register as a salesperson in effecting such registration, qualification or compliance; or

                                (B)  After the Company has effected three such
registrations pursuant to this Section 3.1, such registrations having been declared or ordered effective and the securities offered pursuant to such registrations having been sold.

                (c)   Underwriting. The Initiating Holders shall include in
                      ------------
their request made pursuant to this Section 3.1 the name of the underwriter or underwriters that the majority in interest of such Initiating Holders would propose to employ in connection with the public offering proposed to be made pursuant to the registration requested, subject to the Company's consent, which shall not be unreasonably withheld. The Company shall include such information in the written notice referred to in Subparagraph 3.1 (a)(i). The right of any Holder to registration pursuant to this Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities, and those of the Holder's Investment Group, in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

If employees, officers or directors of the Company holding Registrable Securities shall request inclusion in a registration pursuant to Section 3.1, or if holders of Registrable Securities who are not Holders, members of an Investment Group, employees, officers or directors (the "Other Shareholders") request such inclusion, the Company shall offer to include the Registrable Securities of such employees, officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Article 3. The Company shall (together with all Holders, members of their Investment Groups, employees, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above.

                (d)   Limitation. Despite any other provision of this Section
                      ----------
3.1, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten:

                        (i) The Registrable Securities held by employees, officers and directors of the Company shall be excluded from such registration to the extent so required by such limitation;

                        (ii) If a limitation of the number of shares is still required, the Registrable Securities held by Other Shareholders shall be included in such registration to the extent so allowed by such limitation, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they hold at the time of filing the registration statement; and

                        (iii) If a limitation of the number of shares is further required, Registrable Securities that may be included in the registration and underwriting shall be allocated among all Investment Groups in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Investment Groups at the time of filing the registration statement.

No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

Any Holder, Investment Group member, employee, officer, director or Other Shareholder who has requested inclusion in such registration as provided above who disapproves of the terms of the underwriting may elect to withdraw therefrom by written notice to the Company. The Registrable Securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Investment Groups, employees, officers, directors, or Other Shareholders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders on behalf of their Investment Groups, employees, officers, directors and Other Shareholders who have included Registrable Securities in the registration the right to include additional shares in the same proportion used in determining the underwriter limitation in this Paragraph 3.1(d).

        3.2  Company Registration.
             --------------------

             (a)   Registration Notice.  Any time the Company determines to
                   -------------------
register any of its securities, either for its own account or the account of a securityholder or securityholders, other than a registration relating solely to employee benefit plans on Form S-1 or S-8, or a registration relating solely to an SEC Rule 145 transaction on Form S-4, or a registration on any other form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, or a registration pursuant to
Section 3.1, the Company will:

                   (i) Promptly give each Holder written notice thereof (which shall include a list of the states and other jurisdictions in which the Company intends to attempt to qualify such securities under applicable securities laws); and

                    (ii) Include in such registration (and any related qualification in such states and other jurisdictions), and in any underwriting involved therein, all the Registrable Securities of a Holder and the Holder's Investment Group specified in any written request or requests by any Holder or Holders received by the Company within twenty days after such written notice is given and all Registrable Securities requested to be included by any employees, officers, directors or Other Shareholders except as set forth in Paragraph 3.2(c).

             (b)   Underwriting.  If the registration of which the Company give
                   ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subparagraph 3.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's, and such Holder's Investment Group's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting (together with the Company, members of the Holder's Investment Group, Other Shareholders distributing their securities through such underwriting and any employees, officers or directors of the Company holding Registrable Securities who shall request inclusion in any registration statement pursuant to Subparagraph 3.2(a)(ii)) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

             (c)  Limitation.  Despite any other provision of this Section 3.2,
                  ----------
if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities entitled to registration in any registration and underwriting to not less than thirty percent of the securities proposed to be distributed by the underwriter through such underwriting.

The Company shall so advise all Holders and Other Shareholders owning Registrable Securities which would otherwise be registered and underwritten pursuant hereto. The reduction shall occur on the following basis:

                  (i) the Registrable Securities held by employees, officers and directors shall be excluded from such registration to the extent so required by such limitation; and

                  (ii) if a limitation of the number of shares is still required, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Investment Groups and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Investment Groups and Other Shareholders at the time of filing the registration statement.

No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Any Holder or member of a Holder's Investment Group who disapproves of the terms of the underwriting may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

        3.3  Expenses of Demand Registrations.  All expenses incurred in
             --------------------------------
connection with the registration, qualification or compliance pursuant to
Section 3.1 including, without limitation, the stock transfer taxes and underwriters' discounts and commissions, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration shall be borne pro rata by the participants in the Registration on the basis of the amount of securities so registered.

If the Company receives a request pursuant to Section 3.1 that does not lead to a registration for whatever reason, then the Initiating Holders shall bear all expenses pro rata by the number of Registrable Securities each such Holder's Investment Group owns.

        3.4  Company Registration Expenses.  In the case of any registration
             -----------------------------
effected pursuant to Section 3.2, the participants shall bear any additional registration and qualification fees and expenses and any additional costs and disbursements of counsel for the Company that result from inclusion of securities held by the Holders and their Investment Group members in such registration pro rata by the participants in the registration on the basis of the amount of securities so registered.

        3.5  Registration on Form S-3.  If, at any time when the Company is
             ------------------------
entitled to register Registrable Securities on Form S-3 (or successor), the Company shall receive from any Holder or Holders a written request (specifying that it is being made pursuant to this Section 3.5) that the Company effect a registration on Form S-3 (or successor) for a public offering of Registrable Securities of such Holders and their Investment Groups which exceeds three percent of the then outstanding Voting Securities of the Company, the Company will use its reasonable best efforts to effect such registration. All expenses incurred in connection with a registration requested pursuant to this Section 3.5, including without limitation, all registration, qualification, printing and accounting fees (other than accounting fees incurred by the Company in the regular course of its business), and fees and disbursements of counsel for the selling Holder or Holders and their Investment Groups and counsel for the Company (other than fees and disbursements of counsel incurred by the Company in the regular course of its business), shall be borne pro rata by the Investment Groups participating in the registration on the basis of the amount of securities so registered. The Company agrees to use its reasonable best efforts at all times commencing after the Initial Public Offering to make all necessary filings with the SEC to become eligible to use Form S-3 at the earliest opportunity and to so remain eligible for the term of this Agreement.

        3.6  Registration Procedures.  In the case of a registration,
             -----------------------
qualification or compliance effected by the Company pursuant to this Article 3, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will:

             (a) Keep such registration, qualification or compliance pursuant to Sections 3.1, 3.2, or 3.5 effective for a period of ninety days or until the Holder or Holders and their Investment Group members have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

             (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

        3.7  Indemnification.
             ---------------

             (a) The Company agrees to indemnify and hold harmless each Holder and its Investment Group members with respect to which a registration statement has been filed under the Act pursuant to this Article 3, each of such Holder's and Investment Group member's partners, officers and directors, each underwriter of any of the Registrable Securities included in such registration statement, and each person, if any, who controls any such Holder, Investment Group member or underwriter within the meaning of Section 15 of the Act (hereinafter collectively referred to as the "Holder-Underwriters"), as follows:

                  (i) Against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by any Holder-Underwriter expressly for use in such registration statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto);

                  (ii) Against any and all loss, liability, claim, damage, and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

                  (iii) Against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under Subparagraphs 3.7(a)(i) or 3.7(a)(ii).

             (b) The indemnity agreement stated in Section 3.7(a) is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the revised prospectus on file with the SEC at the time the registration statement becomes effective or the amended prospectus is filed with the SEC pursuant to Rule 424(b) (the "Prospectus"), such indemnity agreement shall not accrue to the benefit of any underwriter if a copy of the Prospectus was not furnished to the person asserting loss, liability, claim or damage at or prior to the time action is required by the Act. In no case shall the Company be liable under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against any Holder-Underwriter unless the Company shall be notified in writing of the nature of the claim within thirty days after the service thereof but not later than five days prior to the date a first response to such assertion must be made if the failure to give such notice is prejudicial to the Company's ability to defend against such loss, liability, claim, damage or expense. However, failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. In case of any such notice, the Company shall be entitled to participate at its expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim. If the Company so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Holder-Underwriter or Holder-Underwriters and other defendant or defendants, if any, in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Company elects to assume the defense of any such suit and retain such counsel, the Holder-Underwriter or Holder-Underwriters and other defendant or defendants, if any, in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them.

             (c) Each Holder on behalf of its Investment Group severally agrees that it will indemnify and hold harmless the Company, each officer and director of the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act, each underwriter of Registrable Securities included in any registration statement which has been filed under the Act pursuant to this
Article 3, each person, if any, who controls such underwriter within the meaning of Section 15 of the Act, each other Holder and its Investment Group members covered by the registration statement, each of such other Holder's or Investment Group member's officers, directors and partners and each person controlling such other Holder or Investment Group member within the meaning of
Section 15 of the Act against any and all loss, liability, claim, damage and expense described in Paragraph 3.7(a) but only with respect to statements or omissions or alleged statements or omissions made in such registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder on behalf of its Investment Group expressly for use in such registration statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto); provided, however, that the obligations of such Holders on behalf of its Investment Group hereunder shall be limited to an amount equal to the proceeds to each such Holder's Investment Group from the securities sold as contemplated herein. In case any action shall be brought against the Company or any person so indemnified pursuant to the provisions of this Paragraph 3.7(c) and in respect of which indemnity may be sought against any Holder on behalf of its Investment Group, the Holders from whom indemnity is sought shall have the rights and duties given to the Company, and the Company and the other persons so indemnified shall have the rights and duties given to the persons entitled to indemnification by the provisions of this Paragraph 3.7(c).

        3.8  Information by Holder.  The Holder or Holders of Registrable
             ---------------------
Securites included in any registration shall furnish to the Company such information regarding such Holder or Holders and their respective Investment Group members and the distribution proposed by them as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article 3.

        3.9  Lockup Agreement.  In consideration for the Company agreeing to its
             ----------------
obligations under this Article 3, and provided that each officer, director and more than one percent shareholder of the Company agrees to a similar lockup, each Signatory agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of (except for granting a security interest in) any Registrable Securities (other than those included in the registration or Permitted Transactions as defined in the Company's Bylaws) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty days) from the effective date of such registration as the Company or the underwriters may specify. Each Signatory further agrees to use it best efforts to secure for the Company the same agreement from each member of its Investment Group which, together with its affiliates, owns or has the right to acquire in the aggregate more than one percent of the Company's Registrable Securities.

        3.10  Termination of the Company's Obligations.  The Company shall have
              ----------------------------------------
no obligations pursuant to Sections 3.1, 3.2 or 3.5 with respect to any request or requests made by any Holder after the later of (a) five years after the Initial Public Offering or (b) the date at which the Holder and the members of the Holder's Investment Group are able to sell all Registrable Securities held by them within a one hundred eighty day period in accordance with Rule 144 of the Securities and Exchange Commission ("SEC").

        3.11  SEC Rule 144 Reporting.  With a view to making available to the
              ----------------------
Investors the benefits of SEC Rule 144 and any future similar rules or regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts at all times after its first public offering to:

              (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

              (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Act or the Securities Exchange Act of 1934; and

              (c) Furnish to each Holder forthwith upon its request (i) a written statement by the Company as to its compliance with the public information requirements of SEC Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing any Holder and its Investment Group of any rule or regulation of the SEC permitting the sale of any such securities without registration.

        3.12  Transfer of Registration Rights.  Until the Initial Public
              -------------------------------
Offerings right to cause the Company to register securities granted by the Company under Sections 3.1, 3.2 and 3.5 may be assigned by any Holder to a transferee or assignee of not less than two percent of the Voting Securities outstanding at that time; provided that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee, identifying the securities with respect to which such registration rights are being assigned and providing the written agreement of said transferee to be bound by the terms of this Agreement.

        3.13  Sale Without Registration.  At the time of any transfer of any
              -------------------------
Registrable Securities which are not registered under the Act, the Company may require, as a condition of allowing such transfer, that the purchaser or transferee furnish to the Company: (i) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Act; and (ii) at the expense of the purchaser or transferee, an opinion of counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under the Act. Nothing contained in this Section 3.13 shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Article 3.

        3.14  Limitations on Subsequent Registration Rights.  The Company shall
              ---------------------------------------------
not, without the consent of the Holders whose Investment Groups hold at least eighty percent of the Registrable Securities, enter into any agreement (other than this Agreement) with any securityholder or prospective securityholder of Registrable Securities which would allow such securityholder or prospective securityholder to include Registrable Securities in any registration filed under Sections 3.1 or 3.2, unless, with respect to Section 3.1, under the terms of such agreement such securityholder or prospective securityholder may include Registrable Securities in any such registration only to the extent that such inclusion of Registrable Securities will not diminish the amount of Registrable Securities of Investment Groups that are included in such registration, and, with respect to Sections 3.1 and 3.2, under the terms of such agreement the cut-back rights granted to such securityholder or prospective securityholder are no more favorable to such securityholder or prospective securityholder than those granted to the Investment Groups pursuant to Sections 3.1 and 3.2.


ARTICLE 4.  RIGHT TO MAINTAIN VOTING INTEREST
            ---------------------------------

            4.1  General.
                 -------

                 (a) Except as set forth in this Article, whenever after the Closing Date the Company issues and sells in a transaction not registered under th Act, in reliance upon a claimed exemption thereunder, any Voting Securities, each Signatory shall have the right to purchase up to that number of shares of Voting Securities which, when added to the number of shares of Voting Securities held by such Signatory's Investment Group prior to such purchase, shall represent the same percentage of the Voting Securities outstanding after completion of such issuances and sales to others and to the Signatory on behalf of its Investment Group as the greater of the percentages of Voting Securities held by such Signatory's Investment Group:

                       (i)  Prior to such issuances and sales; or

                       (ii) On the later of the Closing Date and immediately after the most recent previous time the Signatory had a right to purchase Voting Securities under this Article taking into account all purchases by a Signatory under the provisions of this Article and reduced by transfers other than those within the Signatory's Investment Group.

                 (b) Each certificate representing Voting Securities purchased pursuant to Section 4.1(a) or any other securities issued in respect of them upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN

          OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Upon request of a holder of such a certificate, the Company shall remove the legend from the certificate or issue to such holder a new certificate therefore free of the transfer legend if:

                                (i)  With such request, the Company shall have
received either the opinion referred to in Section 4.1(c)(i) or the "no-action" letter referred to in Section 4.1(c)(ii) to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act or applicable state securities laws; or

                                (ii)  In accordance with Paragraph (k) of Rule
144, such holder is not, and has not during the last three months been, an affiliate of the Company and such holder has held the securities represented by such certificate for a period of at least three years and such holder is eligible to use Paragraph (k) of Rule 144.

                        (c) No Signatory shall have the right to purchase any Voting Securities pursuant to Section 4.1 (a) unless such Signatory represents and warrants to the Company that it has not made, and undertakes that it will not make, any offer of sale of the Voting Securities being so purchased by it (to members of its Investment Group or others), except in accordance with the requirements of this Section 4.1 (c), and that it will indemnify and hold harmless the Company, its officers and directors, and its other stockholders from and against all loss, liability, cost and expense of any nature caused by or resulting from such Signatory's representations and warranty being inaccurate or from its failure fully to comply with and perform its undertaking. Prior to any proposed offer, sale or other transfer of any of such Voting Securities, the Signatory shall give written notice (which may be given before or after such Signatory's purchase of the Voting Securities) to the Company of such Signatory's intention to effect such offer, sale or other transfer. Each such notice shall describe the manner and circumstances of the proposed offer, sale or other transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either:

                                (i)  A written opinion of Day, Berry and Howard
or other legal counsel experienced in the requirements of the Act who shall be reasonably satisfactory to the Company and to each Signatory whose Investment Group owns at least 25% of the Company's then outstanding Voting Securities (a "Principal Stockholder"), addressed to the Company and reasonably satisfactory in form and substance to the Company and to each Principal Stockholder to the effect that the proposed offer, sale or other transfer of the Voting Securities may be effected without registration under the Securities Act; or

                                (ii)  A "no-action" letter from the Securities
and Exchange Commission (the "Commission") reasonably satisfactory in form and substance to the Company and each Principal Stockholder to the effect that the proposed offer, sale or other transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Signatory shall be entitled to offer, sell or otherwise transfer such Voting Securities in accordance with the terms of the notice delivered by the Signatory to the Company.

Each certificate evidencing the Voting Securities offered, sold or otherwise transferred as above provided shall bear the restrictive legend set forth in
Section 4.1(b), except that such certificate shall not bear such restrictive legend if the opinion of counsel or "no-action" letter referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Act.

        4.2  Voting Securities Held.  For the purposes of this Article, the
             ----------------------
following securities shall be deemed Voting Securities outstanding and/or held as of the date of such determination:

             (a) All shares of common stock issuable upon exercise of options granted under the Company's stock option plan (the "Plan Shares") or otherwise to employees, officers, consultants, suppliers, customers or directors of the Company under stock option, purchase or similar incentive plans or agreements approved by the Board;

             (b) All shares of common stock issuable upon conversion of preferably debentures, or other securities convertible directly or indirectly into common stock then outstanding;

             (c) All shares of common stock issuable upon exercise of warrants, options or rights then outstanding;

             (d) All shares of common stock issuable upon conversion of securities convertible directly or indirectly into common stock issuable upon exercise of warrants, options or rights then outstanding; and

             (e)  All shares of common stock then outstanding.

For purposes on Section 4.1(a), however, a Voting Security shall be deemed "issued and sold" only when it becomes actually outstanding, by reason of exercising or conversion of another security or otherwise.

        4.3  Transaction Excluded.  The issuance or sale of the following Voting
             --------------------
Securities shall not be deemed to be an issuance or sale giving rise to a Signatory's rights under this Article although, upon such issuance or sale, the following Voting Securities shall be deemed outstanding (if not already deemed outstanding by operation of the provisions of Section 4.2) for the purposes of this Article:

             (a) Shares of common stock, including the Plan Shares, issued to employees, officers, consultants, suppliers, customers or directors of the Company upon the exercise of options or rights granted under stock option, purchase or similar incentive plans or agreements except to the extent that since the previous time the Signatories had the right to maintain voting interest under this Article, the cumulative shares issued under such grants exceeds two percent of the Voting Securities; and

             (b) Any shares of common stock or Preferred Shares (including common stock issued on conversion thereof), issued by reason of any transactions contemplated by the Stock Purchase Agreement of even date herewith, between the Company and Philips Media B.V. ("Stock Purchase Agreement"), except to the extent that Investors have been given notice and opportunity to exercise rights prior to the execution of such Stock Purchase Agreement and have notified the Company of their intention to exercise such right.

        4.4  Price and Terms.  The purchase by a Signatory of any Voting
             ---------------
Securites pursuant to this Article shall be at the same price, on the same terms and of the same type as the Voting Securities issued or sold by the Company to others. If Voting Securities are issued for a consideration other than cash, the Board shall determine in good faith the fair market value of the consideration to be received by the Company, and the Signatory shall be entitled to pay cash in lieu of such other consideration based upon such determination. If the right to purchase Voting Securities shall be due to the cumulative exercise of options or similar rights referred to in Section 4.3(a), the Voting Securities shall be of the same type as the Voting Securities issued upon such exercises exceeding the two percent exclusion, and the price for which the Voting Securities are sold shall be the fair market value exercise price determined by the Board for purposes of the Company's then most recent option grant; if the Voting Securities are not Common Stock, the price shall be based thereon.

        4.5  Procedure.  The Company shall notify the Signatories in writing of
             ---------
any offering or proposed offering of any Voting Securities and the price and terms thereof prior to or not later than thirty days after the closing date of the issuance or sale of such Voting Securities, or not less than thirty days after the exercise of options that exceeds the threshold stated in Section 4.3(c). The closing of the issuance and sale of Voting Securities to Signatories shall take place as soon as practicable after the closing of the issuance and sale of the Voting Securities giving rise to the Signatories' rights under this Article and shall be conditional upon such closing.

        4.6  No Assignment.  The rights granted a Signatory in this Article may
             -------------
not be assigned by the Signatory except to a successor of the Signatory; provided, however, that each Signatory may assign its rights hereunder to another person or entity that acquires at least two percent of the Voting Securities and agrees to be bound by the terms of this Agreement if the Company and the Principal Shareholders agree that such assignment will not expose the Company to a risk of violating the Act by reason of rights to be accorded the assignee under Section 4.1(a).


ARTICLE 5.  RIGHT OF CO-SALE RESPECTING SHARES
            ----------------------------------

            5.1  Right.  In the event that a Signatory or group of Signatories
                 -----
(the "Initiating Investors") propose to sell or otherwise transfer for value any Voting Securities that in the aggregate (including those proposed for sale or transfer by members of their Investment Groups) constitute more than fifty percent of the Voting Securities of the Company on a fully-diluted basis or any interest in such Voting Securities now held by or hereafter acquired by them ("Majority Shares") to any person or entity, each other Signatory on behalf of interested members of its Investment Group (the "Responding Investors") shall have a right of co-sale (the "Right of Co-Sale") to sell to the proposed transferee (the "Transferee") such Responding Investor's Pro Rata Share (as defined below) of all Majority Shares that the Initiating Investors propose to transfer on the terms of the proposal referred to in the Co-Sale Notice (as defined below).

        5.2  Share.  A Responding Investor's Pro Rata Share shall be that
             -----
proportion which the number of Voting Securities (or shares of Common Stock into which such Securities have been converted, or a combination thereof) held by such Responding Investor bears to the sum of (i) the total number of Voting Securities held by all Responding Investors having and exercising the Right of Co-Sale (determined as of the date the Co-Sale Notice is delivered to the Company) and (ii) the total number of Voting Securities held by the Initiating Investors.

        5.3  Notice.  At least fifteen business days before the proposed date
             ------
of a sale or transfer of Majority Shares, the Initiating Investors shall give a written notice (the "Co-Sale Notice") simultaneously to the Company and to each Responding Investor in the manner provided in Section 7.7. The Co-Sale Notice shall describe in detail the proposed transfer, including the number of Majority Shares proposed to be transferred, the proposed consideration to be paid (which, for consideration the value of which is not readily ascertainable, shall be the fair market value of the Majority Shares to be transferred as most recently determined in good faith by the Board), and the name and address of the Transferee. Each Responding Investor shall have the right to sell to the Transferee its Pro Rata Share of the Majority Shares subject to the Co-Sale Notice on the terms set forth in the Co-Sale Notice.

        5.4  Exercise Procedure.
             ------------------

             (a) A Responding Investor wishing to exercise his Right of Co-Sale shall deliver a notice of exercise of the Right of Co-Sale (the "Election Notice") to the Signatory of his Investment Group within five business days after the date of the Co-Sale Notice has been deemed delivered under Section 7.7.

             (b) The Rights of Co-Sale not exercised with respect to a particular transaction ("Declined Co-Sale Rights") by a Responding Investor ("Declining Co-Seller") may be exercised by another member of the Declining Co-Seller's Investment Group. If Responding Investors in an Investment Group desiring to take up Declined Co-Sale Rights ("Interested Co-Sellers") state an aggregate interest with respect to a particular transaction, to sell more shares than are relinquished by Declining Co-Sellers, the shares to be sold shall be apportioned among the Interested Co-Sellers proportionally to their existing investments, unless all such Interested Co-Sellers agree to some other apportionment. The Signatory of an Investment Group shall be responsible for carrying out the requirements of this Paragraph 5.4(b) with respect to a particular Investment Group. Within ten days after the delivery of the Co-Sale Notice to the Company and the Investors, the Signatory shall specify in a Group Election Notice, delivered to the Company and to the Initiating

Investors, the names and respective number of shares the members of such Investment Group desire to sell.

        5.5  Completion of Sale.  Upon the timely delivery by a Signatory of a
             ------------------
Group Election Notice, the Initiating Investors may, not later than thirty business days following delivery of the Co-Sale Notice to the Company and each Investor, conclude a transfer of not less than all of the Majority Shares covered by the Co-Sale Notice on terms and conditions not more favorable to the Initiating Investors than those described in the Co-Sale Notice. Any proposed transfer on terms and conditions more favorable to the Initiating Investors than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any of the Majority Shares by the Initiating Investors, shall again be subject to the Right of Co-Sale and shall require compliance by the Initiating Investors with the procedures described in this Article.

        5.6  Exceptions.  The provisions of this Article do not apply (a) to
             ----------
Permitted Transactions as defined in the Company's Bylaws, or (b) to transactions which fall within the scope of Paragraph 6.4(b) of the Stock Purchase Agreement.

        5.7  Legend.  All certificates or instruments representing Voting
             ------
Securites subject to this Right of Co-Sale, whether now outstanding or subsequently issued, shall be surrendered to the Company for endorsement or endorsed by the Company on their issuance with the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH AN AGREEMENT, DATED AS OF SEPTEMBER 1, 1994, BY AND AMONG THE COMPANY AND THE OTHER PARTIES NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

The Company shall not transfer any of the Voting Securities on its books without first ascertaining compliance with all of the applicable provisions of this Agreement with respect to such transfer.

        5.8  Compliance.  Exercise of the Investor's rights under this Article
             ----------
shall be subject to and conditioned upon, and the Initiating Investors and the Company shall use their best efforts to assist the Investors in, compliance with applicable laws.


ARTICLE 6  BOARD REPRESENTATION
           --------------------

        6.1  Board Election.  Whenever any Investment Group shall own at least
             --------------
ten percent of the Voting Securities, the Signatories shall use their best efforts to assure that one person designated by the Signatory of such Investment Group is elected to the Board, and, if such ownership shall be at least twenty percent of the Voting Securities, the Signatories shall use their best efforts to assure that two persons designated by the Signatory of such Investment Group are elected to the Board and if such ownership shall be at least twenty-five percent of the Voting Securities, the Signatories shall use their best efforts to assure that at least twenty-five percent (rounded up to the nearest whole number) of the persons elected to the Board are designees of the Signatory of Investment Group.

        6.2  Observer Rights.  So long as an Investment Group shall continue to
             ---------------
own at least two percent of the Voting Securities, the Company shall invite a representative of the Signatory of such Investment Group to attend all meetings of the Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in strictest confidence all information, including, without limitation, all customer and other proprietary information, so provided and to not reproduce, disclose or disseminate any such information to any other person without the written consent of the Company, and, provided further, that the Company reserves the right to exclude such representative from any meeting or portion thereof in the event such attendance by such representative would adversely affect the attorney-client privilege between the Company and its counsel with respect to material matters, or where such attendance would have the effect of creating an apparent conflict of interest for such representative, including, without limitation, the revealing of confidential information of the Company or the Company's customers which could be used to the private advantage of any member of the Investment Group.

        6.3  Election of CEO.  Each Signatory agrees to use its reasonable best
             ---------------
efforts to assure that any member of the Board designated by the Signatory will support the election of the Chief Executive Officer of the Company in accordance with the Stock Purchase Agreement.

        6.4  Board Removal.  Each Signatory agrees to vote to remove any
             -------------
Directo designated by the Signatory of another Investment Group at the request of such Signatory and not to vote to remove such Director without such request, except for cause.

ARTICLE 7.  GENERAL
            -------

            7.1  Termination.  The provisions of Articles 4, 5 and 6 shall
                 -----------
terminate the closing of the Initial Public Offering.

            7.2  Waivers and Amendments.  With the written consent of the
                 ----------------------
record of at least eighty percent of the Registrable Securities held by the Signatories and their Investment Groups, the obligations of the Company and the rights of the Signatories under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively,. and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of the Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or may terminate this Agreement. No such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Signatories. Any elimination of rights granted in this Agreement to the Signatories shall be effective against a Signatory who voted against or objected in writing to such elimination only if such elimination does not discriminate against such objecting Signatory. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the Signatories who have not previously consented. This Agreement may also be amended by the Company with no further action on the part of the Signatories solely to include as Signatories hereunder any purchaser of the Company's securities issued by the Company after the date hereof who shall own, following such purchase, at least two percent of the Voting Securities.

        7.3  Obligations of Related Parties.  Each Signatory shall use its best
             ------------------------------
efforts to have each member of its Investment Group comply with any obligations of this Agreement applicable to them. Prior to an Initial Public Offering, no Signatory will vote its Voting Securities to change the definition of an Initial Public Offering in the Certificate of Incorporation or the Bylaws, or to change the provisions of the Bylaws providing for the amendment of such definition; except that, if such definition in the Bylaws has been amended by the Board of Directors in the manner provided in the Bylaws, each Signatory will vote its Voting Securities to amend the Certificate of Incorporation to conform the definition of Initial Public Offering appearing therein to the amended definition of Initial Public Offering in the Bylaws.

        7.4  Governing Law.  This Agreement shall be governed in all respects
             -------------
by the laws of the State of California.

        7.5  Successors and Assigns.  Except as otherwise expressly provided
             ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        7.6  Entire Agreement.  This Agreement constitutes the full and entire
             ----------------
understanding and agreement among the parties with regard to the subjects hereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof, and in particular, but without limiting the generality of the foregoing, it shall supersede the entire registration rights, preemptive rights, rights of first refusal or any and all similar rights held by the Investors prior to the execution of this Agreement except as provided in the Company's Bylaws.

        7.7  Notices, etc.  All notices and other communications required or
             ------------
permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (i) if to any Signatory or member of an Investment Group, at such person's address as set forth in the Company's records, or at such other address as such person shall have furnished to the Company in writing, or (ii) if to the Company, at Navigation Technologies, Attn: Chief Financial Officer, 740 East Arques Avenue, Sunnyvale, California 94086, or at such other address as the Company shall have furnished to the party in writing.

        7.8  Severability.  In case any provision of this Agreement shall be
             ------------
invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. The parties hereto agree to replace any such provision with a valid provision that reflects as closely as possible the intent and spirit of the invalid provision.

        7.9  Termination of Investor Participation.  Notwithstanding anything
             -------------------------------------
to the contrary contained herein, the obligations and the rights of the Company and the Signatories and Investment Groups herein shall terminate and be of no further force or effect as to any Signatory and the members of its Investment Group effective immediately at such time as such Investment Group holds less than two percent of the Voting Securities.

        7.10  Titles and Subtitles.  The titles of the articles, sections and
              --------------------
paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        7.11  Gender.  All pronouns and any variations thereof shall be deemed
              ------
to refer to the masculine, feminine, neuter, whether singular or plural, as the context may require.

        7.12  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    NAVIGATION TECHNOLOGIES CORPORATION
                                    a Delaware Corporation


                                    By:  /s/ Thomas A. Lerone
                                        ____________________________________

                                    Title:  Chief Financial Officer
                                           _________________________________


                                    AMERICAN AUTOMOBILE ASSOCIATION
                                    a Connecticut Non-Stock Corporation


                                    By:  /s/ American Automobile Association
                                        ____________________________________

                                    Title: _________________________________


                                    NICHIMEN AMERICA, INC.
                                    a New York Corporation


                                    By:  /s/ Nichimen America, Inc.
                                        ____________________________________

                                    Title: _________________________________


                                    VICTOR NEIDERHOFFER


                                     /s/ Victor Neiderhoffer
                                    ________________________________________


                           Investor Rights Agreement

                                    PHILIPS MEDIA, B.V.
                                    a Netherlands Corporation


                                    By:  /s/ Samuel J. Rozel
                                        ____________________________________

                                    Title:  Attorney-In-Fact
                                           _________________________________


                                    PRUTECH RESEARCH & DEVELOPMENT PARTNERSHIP
                                    II

                                    By:  /s/ R&D Funding Corp
                                         Its General Partner


                                    By:  /s/ Michael S. Hasley
                                        ____________________________________
                                         Michael S. Hasley
                                         Vice President


                                    PRUTECH PROJECT DEVELOPMENT PARTNERSHIP

                                    By:  R&D Funding Corp
                                         Its General Partner


                                    By:  /s/ Michael S. Hasley
                                        ____________________________________
                                         Michael S. Hasley
                                         Vice President


                                    SHIELDS ENTERPRISES, INC. (SEI)
                                    a Delaware Corporation


                                    By:  /s/ Richard J. Weiland
                                        ____________________________________

                                    Title:  Vice Chairman, Secretary
                                           _________________________________


                           Investor Rights Agreement

                                   EXHIBIT A

                                   Investors
                                   ---------


"Signatories" are the parties marked with asterisks. Other members of each Investment Group are the parties marked with pluses. "Investment Groups" are the numbered groups, each including a Signatory and such members.


1. AAA

   a)   American Automobile Association*
   b)   Entities controlled by the American Automobile Association+

2. Nichimen

   a)   Nichimen Corporation+
   b)   Nichimen America, Inc.*
   c)   Entities controlled by Nichimen Corporation+

3. Victor Niederhoffer

   a)   Victor Niederhoffer*
   b)   Entities controlled by Victor Niederhoffer+

4. Philips

   a)   Philips Media B.V.
   b)   Philips Venture Capital Fund B.V. +
   c)   Philips Electronics N.V. +
   d)   Entities controlled by Philips Electronics N.V. +

5. PruTech

   a)   PruTech R&D Funding Corporation*
   b)   PruTech Research and Development Partnership +
   c)   PruTech Project Development Partnership+
   d) Partners of PruTech Research and Development Partnership II and PruTech Development Partnership +
   e)   Entities controlled by PruTech R&D Funding Corporation+

6. Shields Enterprises, Inc. (SEI)

   a)   Shields Enterprises, Inc. (SEI)*
   b)   The SEI Employee Profit Sharing Plan+
   c) SEI employees (current and former), SEI stockholders, relatives of such employees and stockholders, and trusts for the benefit of such relatives+
   d)   Members of law firms engaged by SEI +
   e) Persons with business or personal relationships with SEI, SEI employees (current and former), SEI stockholders, and relatives of such employees and stockholders+
   f)   Entities controlled by Shields Enterprises, Inc. +

7. New Investor

   a)   __________________________________*
   b)   Entities controlled by ____________________________+

                                      -2-